U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                  _____________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 14, 2004

                          Commission File No. 000-24996


                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                                      13-3645702
  (State of incorporation)                   (I.R.S. Employer Identification
                                                         Number)

                           805 Third Avenue, 9th Floor
                            New York, New York 10022
          (Address of principal executive offices, including zip code)

                                 (212) 271-7640
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

--------------------------------------------------------------------------------

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

------------------------------------------------------------------------------

Item 5.02. Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

      On October 14, 2004, the Board of Directors appointed John S. Simon to serve as a Director. Mr. Simon will serve as a Class II Director and his term will expire at the next annual meeting of stockholders of the Registrant. In addition, Mr. Simon was appointed to the Compensation Committee of the Board of Directors, as well as a newly formed Acquisition Committee of the Board of Directors.

      Mr. Simon was formerly a Director of Electronic Commerce Systems, Inc., which was acquired by the Registrant in June 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   October 18, 2004


                                    INTERNET COMMERCE CORPORATION



                                    By: /s/ Thomas J. Stallings
                                       -------------------------------
                                    Name:  Thomas J. Stallings
                                    Title: Chief Executive Officer